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                                 EXHIBIT 10.15




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                                 LOAN AGREEMENT

      LOAN AGREEMENT, dated August 16, 2000 between Tengasco Pipeline Corporation, a Tennessee corporation, ("Borrower"), and Morita Properties, Inc. ("Lender").

                                  WITNESSETH:

      WHEREAS, the Borrower has requested that the Lender make the loan (as hereinafter defined) and the Lender has agreed to make the Loan on and subject to the terms and conditions hereof;

      NOW, THEREFORE, each of the parties hereto, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

                                   AGREEMENT:

1. Subject to the terms and conditions hereof, the Lender hereby agrees to make a loan (the "Loan") to the Borrower in the amount of $500,000 to be made available as follows: $250,000 on August 16, 2000 and the remainder to be made available as follows: $250,000 on August 31, 2000.

2. The Borrower hereby unconditionally promises to pay to the Lender the full outstanding principal amount of the Loan, together with all unpaid interest thereon and all other outstanding unpaid amounts owing to the Lender under or in connection with the Loan Documents, on or before August 16, 2005. The Borrower hereby agrees to pay interest on the unpaid principal amount of the Loan at the rate of 10.75% payable monthly with the first payment due on March 16, 2001. The Loan shall be evidenced by a
      Note in the form attached hereto.

3. As part consideration for making the Loan, Borrower will pay Lender a throughput fee in accordance with the form of Throughput Agreement attached hereto, while the Loan is outstanding.

4. The principal of the Note may be prepaid, in whole or in part, at any time.

5. If all or a portion of any interest payment shall not be paid when due, such overdue amount shall, to the fullest extent permitted by law, bear interest at a rate of 10.75% per annum.


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6.    All payments to be made by the Borrower to the Lender at the following address:

                         35 Park Avenue, #8F
                         New York, NY 10016

       or such other address as the Lender may from time to time designate.

7. The Loan is secured by a first lien upon all the pipeline properties, rights of way, and facilities owned by Borrower and to be constructed with the proceeds of the Loan.

8. In the event the Borrower fails to pay any principal of or interest on the Loan when due and payment, or application is made by the Borrower for the appointment of a receiver, trustee or custodian for any of the Borrower's assets; or a petition under any section or chapter of the federal Bankruptcy Code or any similar law shall be filed by the Borrower; or the Borrower makes an assignment for the benefit of its creditors or any case or proceeding is filed by the Borrower for its dissolution, liquidation or termination and the Borrower shall fail to sure such default within ten
      (10) days of the receipt of written notice from the Lender, the balance due under the Note may, at the option of the Lender be declared, and immediately shall become, due and payable.

9. The Borrower agrees unconditionally upon demand to pay or reimburse the Lender for all reasonable out-of-pocket costs, expenses and disbursements, including but not limited to fees and expenses of counsel, incurred by Lender in connection with the enforcement of this Agreement.

10. No course of dealing and no delay or failure of the Lender in exercising any right, power, remedy or privilege under this Agreement shall affect any other or future exercise thereof or operate as a waiver thereof.

11. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the successors and assigns of the Borrower and the Lender.

12. Except as otherwise expressly provided for in this Agreement, the Borrower waives presentment, demand and protest and notice of presentment, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any and all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guarantees at any time held by the Lender on which the Borrower may in any way be liable and hereby ratifies and confirms whatever the Lender may do in this regard; and (ii) the benefit of all valuation, appraisement and exemption laws.

13. Except as otherwise provided herein, any notice or other written communication required hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) upon deposit in the United States mail, with proper


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       postage prepaid, (ii) by hand delivery, (iii) by overnight express mail courier, or (iv) by telecopier, and addressed to the party to be notified at the address set forth below or to such other address as each party may designate for itself in writing by like notice.

             To the Lender:

                    35 Park Avenue, #8F
                    New York, NY 10016

             To the Borrower:

                    Tengasco Pipeline Corporation
                    603 Main Avenue, Suite 500
                    Knoxville, TN 37902
                    Facsimile: (865) 523-9894

14. This Agreement represents the entire agreement between the parties and may not be amended, modified or changed, except by a writing executed by both parties.

15.   This Agreement may be executed in counterparts.

      IN WITNESS WHEREOF, and intending to be legally bound hereby, this Agreement has been duly signed, sealed and delivered by the undersigned as of the day and year specified at the beginning hereof.

 ATTEST:                              BORROWER
                                      TENGASCO PIPELINE CORPORATION
  /s/ Elizabeth A. Wendelken          By: /s/ Robert M. Carter
-----------------------------------      ------------------------------------
 Elizabeth A. Wendelken, Secretary           Robert M. Carter, President

                                      LENDER MORITA PROPERTIES, INC.

                                      By: /s/ Shigemi Morita
                                         ------------------------------------
                                            Shigemi Morita, President




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